EXHIBIT 99.1

Finish Line Announces Leadership Change

INDIANAPOLIS, June 27, 2013 – The Finish Line, Inc. (NASDAQ: FINL) announced today that Steve Schneider, currently president and chief operating officer, will transition to the role of executive vice president of strategic initiatives effective July 1, 2013.

“When Steve first approached me about his long-term plan toward retirement after almost 35 years in specialty retail including 24 years at Finish Line, we discussed how to continue to capitalize on his strengths and the vital role he holds with our leadership team,” said Glenn Lyon, chairman and chief executive officer. “Steve’s incredible business acumen, his strong operational analysis and his keen vision for planning will be key to implementing Finish Line’s long-term strategic growth plan.”

Organizationally, Schneider will report to Lyon. Those currently reporting to Schneider will either report to Lyon or Ed Wilhelm, executive vice president and chief financial officer.

“As I look down the road both personally and professionally, this new position affords me the opportunity to spend more time with my family and to work more closely with community and philanthropic groups that I value while staying intricately involved in Finish Line’s long-term organizational strategy,” added Schneider.

About The Finish Line, Inc.
The Finish Line, Inc. is a premium retailer of athletic shoes, apparel and accessories.  Headquartered in Indianapolis, Finish Line has 652 stores in malls across the U.S., manages the athletic footwear inventory in 660 Macy’s stores, and employs more than 11,000 sneakerologists who help customers every day connect with their sport, their life and their style. Online shopping is available at www.finishline.com and www.macys.com. Mobile shopping is available at m.finishline.com. Follow Finish Line on Twitter at Twitter.com/FinishLine and “like” Finish Line on Facebook at Facebook.com/FinishLine.

Finish Line also operates, through a venture with Gart Capital Partners, the Running Specialty Group, including 38 specialty running shops in 11 states and the District of Columbia under The Running Company, Boulder Running Company, Blue Mile, Run On! and Road Runner banners. More information is available at www.run.com.

Forward-Looking Statements
This news release includes statements that are or may be considered “forward-looking” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally can be identified by the use of words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “should,” “will,” “estimates,” “outlook,” “potential,” “optimistic,” “confidence,” “continue,” “evolve,” “expand,” “growth” or words and phrases of similar meaning. Statements that describe objectives, plans or goals also are forward-looking statements.

All of these forward-looking statements are subject to risks, management assumptions and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statements. The principal risk factors that could cause actual performance and future actions to differ materially from the forward-looking  statements include, but are not limited to, the company’s reliance on a few key vendors for a majority of its merchandise purchases (including a significant portion from one key vendor); the availability and timely receipt of products; the ability to timely fulfill and ship products to customers; fluctuations in oil prices causing changes in gasoline and energy prices, resulting in changes in consumer spending as well as increases in utility, freight and product costs; product demand and market acceptance risks; deterioration of macro-economic and business conditions; the inability to locate and obtain or retain acceptable lease terms for the company’s stores; the effect of competitive products and pricing; loss of key employees; execution of strategic growth initiatives (including actual and potential mergers and acquisitions and other components of the company’s capital allocation strategy); and the other risks detailed in the company’s Securities and Exchange Commission filings. Readers are urged to consider these factors carefully in evaluating the forward-looking statements. The forward-looking statements included herein are made only as of the date of this report and Finish Line undertakes no obligation to publicly update these forward-looking statements to reflect subsequent events or circumstances.

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Contact:
Dianna L. Boyce
Corporate Communications
dboyce@finishline.com
(317) 613-6577